UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  June 30, 2023

Item 1. Report to Stockholders.

(a)

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2023

PROSPECTOR FUNDS, INC.

July 28, 2023

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

Two major events impacted markets considerably during the first half of 2023 - in March, the failure of Signature Bank and Silicon Valley Bancorp, caused a sharp stock market selloff and fears of bank runs and further contagion. Also in March, a new version of OpenAI’s chatbot, ChatGPT, was released. The sophistication and capabilities of this version of so-called “generative AI (artificial intelligence)” caused an uproar within the tech world and beyond. Below, we discuss Prospector’s thinking, and portfolio impacts of both events.

Turmoil in Bank Land

 The demise of Signature and Silicon Valley was partly due to the significant rise in interest rates over the preceding year. In short, this rise in yields caused negative marks to the banks’ asset portfolios, which, in turn, raised concerns over the banks’ weakened capital bases. Concerned depositors (a high percentage of which held balances above the FDIC insured amounts) started pulling money, and a run on the banks ensued. While the Federal Reserve and U.S. Treasury stepped in to guarantee depositors of these two institutions in an attempt to stem additional bank runs, still unresolved is to what extent bank regulations will become tighter following these bank failures.

The Funds did not have direct exposure to any failed banks, including First Republic (which effectively failed in May, undergoing a forced sale to JP Morgan) or banks deemed as having a high risk of failing, such as PacWest. We entered the year with reduced exposure to the sector relative to recent history. In late 2020 through 2021, we were attracted to overly conservative “Street” estimates, poor investor sentiment, rebounding merger and acquisition (M&A) activity, the potential for higher interest rates and inexpensive valuations. As this thesis played out, in addition to a takeover in our favor at a substantial premium, we began reducing sector exposure in early 2022, and as the year progressed.

Despite our concern regarding securities portfolios with significant unrealized losses in tandem with tightening financial conditions, the recent string of bank runs and failures undeniably took us by surprise. We applaud regulators for quickly establishing a large emergency borrowing facility for banks (the BTFP) as a liquidity backstop, and guaranteeing deposits of the failed institutions (implicitly for future failures as well, some would argue). While raising the FDIC insurance cap above $250k would be preferable, doing so would require Congressional action. As a result, banks are likely “out of the woods” for now in terms of the potential for additional overnight bank failures.

However, we are pessimistic on the sector outlook over the short-to-medium term. Rising deposit costs have plagued the industry recently, and this issue will likely persist for some time. Also, universal banks and many regional banks will bear increased regulatory scrutiny and related costs as a result of this crisis, in addition to higher FDIC assessment fees. This is especially true for banks with greater than $100 billion in assets based on proposed policy. In addition, we expect banks to pull in the reigns on lending which will further pressure net interest income (the difference between what banks earn on assets versus what they pay on liabilities), along with the side effect of slowing the economy. While credit quality has been strong to date, our base case is a further deterioration in credit quality and higher loan loss reserves. Finally, in the near-term it is difficult to make the case for large share buyback programs or M&A activity as the sector will likely be under pressure to build capital levels and reserves. The combination of these aforementioned factors have led to a significant reduction in forward earnings estimates, as we expected, and further reductions are possible.

PROSPECTOR FUNDS, INC.

Given this outlook, we further reduced bank exposure in the Funds. In due time, an argument can be made that banks will once again be an attractive buying opportunity. Ultimately, the implementation of new regulation and oversight may drive affected banks to become acquisitive in an effort to gain offsetting cost and revenue synergies. Our goal will be to identify banks for your portfolio that are prime takeover candidates in this scenario. However, we first require clarity on bank regulation, the full realization of negative earnings revisions, an increase in capital and reserves, and a further deterioration in credit quality and sentiment before we begin to “warm up” to the prospect of once again being more bullish on banks.

Artificial Intelligence Fever

Following the release of the new version of ChatGPT, forecasts for the technology’s impact ran the gamut, from students using it to write papers to eliminating the need for a quarter of the workforce. Some even warned of a scenario where AI could result in the end of humanity. Meanwhile, investment flows rushed to anything “AI related,” boosting shares of companies deemed to benefit the most from the burgeoning technology. For example, NVIDIA Corporation (NVDA), manufacturer of powerful computer chips used in the artificial intelligence space, returned over 189% in the six months of the year, adding over $600 billion of market value and becoming one of only a handful of trillion-dollar market cap companies. Unsurprisingly, given the ChatGPT-induced momentum, technology stocks once again led the market higher, with the S&P 500 technology industry returning fully 43% and contributing well over half of the S&P 500’s return during the first half. It is tempting to compare the near frenzy surrounding AI during recent months with the hype of the “dotcom bubble” as seemingly anything AI-related rallied, much like internet-related companies at the turn of the century. While large technology stocks have reached lofty valuations, as can be seen below, we have not reached the “bubble” proportions of 2000. However, over time, as we saw following the bust of the dotcom boom, there will certainly be winners in artificial intelligence, but there will also be many, many losers. Investors should tread with (more) caution.

Source: FactSet Research Systems

PROSPECTOR FUNDS, INC.

No Landing?

Despite persistent inflation, and a Federal Reserve which seems to be more hawkish by the month, market sentiment appears to be back in the “soft landing” or even “no landing” camp when it comes to the potential for an economic slowdown, quickly shaking off concerns from the March bank failures. This positive shift in sentiment contributed to a “risk-on” rally during the first six months of the year, where in addition to the aforementioned technology sector, consumer cyclicals within the S&P 500 also saw gains of over 30% during the period. Defensive sectors like healthcare, utilities, and consumer staples declined or managed minor gains. Some have opined that we are experiencing a “rolling recession” where different parts of the economy face downturns at different points in time. This is quite possible, as we continue to deal with the myriad ramifications of a once in a lifetime pandemic. For example, manufacturing has shown contraction for eight months in a row, as the Institute for Supply Management’s (ISM) Manufacturing Purchasing Managers Index (PMI), a measure of the prevailing direction of economic trends in manufacturing based on a monthly survey of supply chain managers across 19 industries, has been below 50 over that period, a level representative of contraction. Conversely, the services PMI continues to show growth – albeit steadily declining.

Quite possibly, this slowing in manufacturing is the result of the large swings in inventories which were stockpiled following pandemic-induced shortages and have since been depleted in recent months. Meanwhile, with pandemic quarantines and social distancing still freshly in mind, the consumer continues to spend on experiences like travel and dining out. How much of this spending is due to “excess savings” built up from the trillions of dollars of pandemic-related stimulus is unknown (for one estimate, see the chart provided by Roth MKM below). However, consumers’ pocketbooks are no doubt getting lighter as we distance ourselves from the unprecedented stimulus.

PROSPECTOR FUNDS, INC.

Additionally, the full impact of over five percentage points of Federal Reserve tightening in just over a year takes time to work its way through the economy. Currently, adjustable rate mortgages are resetting at much higher rates, and corporations are faced with financing capital expenditures or refinancing maturing debt at significantly higher interest rates, and with less available credit as banks tighten standards. This will increasingly stress cash flows, and is already being felt by businesses. As the Wall Street Journal recently pointed out (quoting data from S&P Market Intelligence), bankruptcy filings through May, at 286, are the highest since 2010 for the same period.

Source: Federal Reserve; Roth MKM

Despite these causes for concern, the debt and equity markets seem to have a “nothing to see here” attitude. As mentioned above, the stock market has been driven by “risk-on” sectors and stocks, with cyclically-exposed companies and sectors driving returns year to date. Additionally, as can be seen in the chart below, high-yield spreads (the percentage difference between yields of investment-grade corporate bonds versus Treasuries of the same maturities) in the bond market continue to be extremely tight and not indicative of a looming recession.

PROSPECTOR FUNDS, INC.

Source: FactSet Research Systems

Portfolio Positioning

In this uncertain environment, we are content maintaining our quality bias, and are not inclined to “chase performance” by, for example, loading up on AI-related holdings. The relative narrowness of the market’s recent advance has continued to offer opportunities to buy quality companies, in both cyclical and defensive industries, at attractive valuations. At our core, Prospector portfolio managers and analysts are bottom-up stock investors, while at the same time being thoughtful about the macro environment. In both Funds, we continue to have meaningful positions in property-casualty related names, who have continued to benefit from increased pricing and sell for reasonable valuations. Our bank weightings continue to be low. This exposure could increase as we move beyond and/or get more clarity into today’s challenges, including deposit attrition and the potential for credit deterioration. Eventually, we believe the sector will see significantly higher merger and acquisition activity. We are leery of companies we feel are most exposed to a potential pullback by consumers – especially the lower-income consumer, who benefited the most from stimulus, and should most feel the impacts of those funds drying up. This contributes to our underweight to consumer cyclicals. The Funds also continue to be underweight technology and communication services stocks. While these stocks have once again been in vogue (as mentioned above), we are finding more attractive risk / reward in other cyclically-exposed sectors, such as industrials.

PROSPECTOR FUNDS, INC.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund increased 4.41% during the first half of 2023. This compared to a 9.01% increase for the Russell Midcap and an 8.09% gain for the Russell 2000 Index. Relative underperformance against both indices could mostly be attributed to the Fund’s underweight to the technology and consumer cyclical sectors, as well as underperformance within those sectors. In addition, despite financial services stocks adding to absolute performance for the Opportunity Fund, an overweight allocation to the sector hurt relative performance against the indices. Healthcare names within your portfolio also underperformed those within both the Russell Midcap and Russell 2000 indices.

The top contributing sector to the Opportunity Fund’s performance was industrials. Pentair led results here, returning over 40% during the first six months of the year. Pentair, manufacturer of pool pumps and equipment, water filtration and softeners, as well as other water-related products, continued to bounce back from last year’s destocking induced slowdown. Other top contributors among industrials included Moog, manufacturer of fluid and motion control products and HVAC leader, Carrier. Energy was the Fund’s lone sector producing losses, as oil declined during the first half on fears of a global slowdown and corresponding impact on demand.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund increased 4.88% during the first six months of 2023. This compared to a 16.89% gain in the S&P 500, and a 4.98% increase for the Russell 3000 Value Index. The majority of underperformance against the S&P 500 resulted from the Fund’s underweight to, and underperformance of the technology, communication services and consumer cyclical sectors, which, as mentioned above, drove market gains during the period. Additionally, your portfolio’s overweight to financial services stocks versus the S&P 500 negatively affected relative performance. Lastly, given the strong market performance during the period, the Fund’s cash balance served as a drag to relative performance.

The Capital Appreciation Fund’s return was more in line with the Russell 3000 Value Index. In the first half, industrial holdings were top contributors to performance, led by long-time holding Eaton Corp, your portfolio’s top contributor for the year to date period. An overweighting to and outperformance of industrials versus the Russell 3000 Value Index aided relative results, as did stock selection within financial services, which, despite the banking turmoil, contributed positively to performance. Property-casualty related holdings, as well as Berkshire Hathaway, helped results here. These factors helped offset negative relative results in the technology and communication services sector versus the Index.

Outlook

Over the last 16 months, the Federal Reserve has aggressively raised interest rates in an effort to lower inflation, causing significant uncertainty within stock and bond markets. Markets seem likely to remain volatile until interest rate increases are behind us, and the resulting impact on the economy is more foreseeable. The U.S. and rest of the world continue to manage the impacts of high inflation, geopolitical events, China’s rotation from a “zero-COVID” policy, and stresses within the banking system. In our assessment, the probability of Federal Reserve policy error and / or recession has increased.

Employment remains strong. Supply / demand imbalances in the labor market suggest further wage gains, which partially mitigates the impact of inflation on the consumer. We expect continued pressure on housing prices as a result of higher interest rates and affordability concerns. However, the shortage of housing after over a decade of

PROSPECTOR FUNDS, INC.

underinvestment following the Great Financial Crisis should prevent a disastrous decline in home prices. Lower-income consumers have been most impacted by the current inflationary environment, but consumer balance sheets remain generally healthy for the majority of Americans, and consumer credit quality remains strong at the moment. COVID-related headwinds continue to dissipate. These are reasons to believe a recession could be less significant than the previous two recessionary periods.

Following years of lower interest rates helping to drive ever-higher growth-stock valuations, we feel value investing is ripe for a period of outperformance. We continue to find opportunities to invest in quality businesses with solid balance sheets and cash flows, whose share prices have detached from our assessment of the fundamentals. The bargains inherent in your portfolio should attract acquirers and other investors over time.

Thank you for entrusting us with your money.

Respectfully submitted,

Kevin R. O’Brien       Jason A. Kish        Steven R. Labbe

Performance data quoted represents past performance; past performance does not guarantee future results.

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Growth and value investing each have unique risks and potential for rewards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The ICE BofA Option-Adjusted Spreads (OASs) are the calculated spreads between a computed OAS index of all bonds in a given rating category and a spot Treasury curve. An OAS index is constructed using each constituent bond’s OAS, weighted by market capitalization.

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return (the theoretical rate of return of an investment with zero risk), which is then adjusted to take into account an embedded option (embedded option is a provision included with some fixed-income securities that allow the investor or the issuer to do specific actions, such as calling back the issue).

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. You cannot invest directly in an index.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund imposes a 2.00% redemption fee on redemption of shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total return would be reduced. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 877-734-7862.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2023

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Capital Appreciation Fund	10.48%	14.16%	9.02%	8.67%	6.64%
S&P 500 Index(2)	19.59%	14.60%	12.31%	12.86%	9.19%
Russell 3000 Value Index(3)	11.22%	14.38%	7.79%	9.09%	6.50%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This index cannot be invested in directly.

(3)
The Russell 3000 Value Index is a market-capitalization weighted index based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform by including only value stocks. This index cannot be invested in directly.

The following is expense information for the Prospector Capital Appreciation Fund as disclosed in the Fund’s most recent prospectus dated April 28, 2023:

Gross Expenses: 1.77%	Net Expenses: 1.26%

Prospector Partners Asset Management, LLC (the “Investment Adviser”) has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Fund to 1.25% of its average daily net assets (the “Expense Cap”) through at least September 30, 2024. The Expense Cap may only be terminated or amended by the Board of Directors. The Investment Adviser is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap at the time such reimbursement or waiver was made.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund imposes a 2.00% redemption fee on redemption of shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total return would be reduced. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 877-734-7862.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2023

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Opportunity Fund	11.06%	13.43%	8.30%	9.66%	8.93%
Russell 2000 Index(2)	12.31%	10.82%	4.21%	8.26%	6.94%
Russell Midcap Index(3)	14.92%	12.50%	8.46%	10.32%	8.34%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

The following is expense information for the Prospector Opportunity Fund as disclosed in the Fund’s most recent prospectus dated April 28, 2023:

Gross Expenses: 1.35%	Net Expenses: 1.26%

Prospector Partners Asset Management, LLC (the “Investment Adviser”) has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Fund to 1.25% of its average daily net assets (the “Expense Cap”) through at least September 30, 2024. The Expense Cap may only be terminated or amended by the Board of Directors. The Investment Adviser is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap at the time such reimbursement or waiver was made.

PROSPECTOR FUNDS, INC.

Expense Example (Unaudited)
June 30, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 – June 30, 2023).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/01/23)	Value (06/30/23)	(01/01/23 to 06/30/23)
Capital Appreciation Actual(2)	$1,000.00	$1,048.80	$6.35
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.26

Opportunity Actual(2)	1,000.00	1,044.10	6.34
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.26

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.25% and 1.25% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2023 of 4.88% and 4.41% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2023(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2023(1)(3)

Capital Appreciation Fund

Eaton	4.1%
Merck & Co.	3.0%
Akamai Technologies, 0.375%, 09/01/2027	2.8%
Brown & Brown	2.8%
Globe Life	2.6%
Arthur J. Gallagher & Co.	2.6%
Verint Systems, 0.250%, 04/15/2026	2.6%
Dropbox, 0.000%, 03/01/2028	2.5%
Hess	2.5%
BioMarin Pharmaceutical, 0.599%, 08/01/2024	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2023(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2023(1)(3)

Opportunity Fund

Curtiss-Wright	3.6%
Littelfuse	3.5%
Globe Life	3.0%
Arthur J. Gallagher & Co.	2.7%
Primerica	2.7%
Brown & Brown	2.7%
Church & Dwight	2.4%
Darden Restaurants	2.3%
Medtronic	2.3%
Leidos Holdings	2.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2023

Capital Appreciation Fund

Description	Shares	Value
COMMON STOCKS – 74.9%

Banks – 1.5%
First Bancorp	18,670	$228,147
SouthState	3,050	200,690
		428,837
Communication Services – 1.6%
Alphabet, Inc. – Class A*	3,850	460,845

Consumer Discretionary – 3.0%
Darden Restaurants	2,670	446,104
Expedia Group*	2,423	265,052
Texas Roadhouse	1,225	137,543
		848,699
Consumer Staples – 8.5%
Campbell Soup	7,785	355,852
Church & Dwight	4,150	415,955
Colgate-Palmolive	5,800	446,832
Hostess Brands*	6,425	162,681
Mondelez International, Class A	7,965	580,967
Nestle	2,260	271,690
Walgreens Boots Alliance	5,780	164,672
		2,398,649
Diversified Financial Services – 3.1%
Berkshire Hathaway, Class B*	945	322,245
Federated Hermes, Class B	5,800	207,930
Fidelity National Information Services	6,525	356,918
		887,093
Energy – 4.6%
Hess	5,270	716,456
Pioneer Natural Resources	2,755	570,781
		1,287,237
Healthcare – 8.2%
Abbott Laboratories	3,380	368,488
AstraZeneca – ADR	4,410	315,624
Dentsply Sirona	9,800	392,196
Merck & Co.	7,250	836,577
Pfizer	11,465	420,536
		2,333,421

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2023

Capital Appreciation Fund

Description	Shares	Value
COMMON STOCKS – 74.9% (Continued)

Industrials – 14.1%
Curtiss-Wright	3,475	$638,218
Eaton	5,820	1,170,402
Fortune Brands Innovations	2,300	165,485
Leidos Holdings	7,000	619,360
Paychex	2,150	240,521
Pentair	8,450	545,870
Raytheon Technologies	2,150	210,614
Sensata Technologies Holding	8,650	389,164
		3,979,634
Information Technology – 3.6%
Microsoft	1,100	374,594
Trimble*	5,905	312,611
Zebra Technologies – Class A*	1,155	341,683
		1,028,888
Insurance Brokers – 5.4%
Arthur J. Gallagher & Co.	3,325	730,070
Brown & Brown	11,480	790,283
		1,520,353
Life & Health Insurance – 3.7%
Globe Life	6,840	749,801
Voya Financial	4,050	290,425
		1,040,226
Materials – 4.7%
Agnico Eagle Mines	5,450	272,391
Axalta Coating Systems*	15,150	497,071
Louisiana-Pacific	3,320	248,934
PPG Industries	2,163	320,773
		1,339,169
Property & Casualty Insurance – 8.0%
Fairfax Financial Holdings	770	576,652
Fidelis Insurance Holdings	16,000	218,400
First American Financial	4,475	255,165
Markel*	257	355,477
W.R. Berkley	7,375	439,255
White Mountains Insurance Group	311	431,951
		2,276,900

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2023

Capital Appreciation Fund

Description	Shares	Value
COMMON STOCKS – 74.9% (Continued)

Real Estate – 2.2%
Four Corners Property Trust	12,370	$314,198
Howard Hughes*	4,036	318,521
		632,719
Reinsurance – 2.7%
Everest Re Group	1,550	529,883
RenaissanceRe Holdings	1,209	225,503
		755,386
Total Common Stocks
(Cost $14,532,566)		21,218,056

	Par
CONVERTIBLE BONDS – 18.4%

Healthcare – 6.4%
BioMarin Pharmaceutical
0.599%, 08/01/2024	$723,000	710,180
Integra LifeSciences Holdings
0.500%, 08/15/2025	751,000	685,663
NuVasive
0.375%, 03/15/2025	445,000	401,612
		1,797,455
Industrials – 0.7%
Chart Industries
1.000%, 11/15/2024	72,000	197,388

Information Technology – 9.4%
Akamai Technologies
0.375%, 09/01/2027	826,000	797,701
Dropbox
0.000%, 03/01/2028#	750,000	717,375
Verint Systems
0.250%, 04/15/2026	827,000	728,794
Vishay Intertechnology
2.250%, 06/15/2025	375,000	410,400
		2,654,270

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2023

Capital Appreciation Fund

Description	Par	Value
CONVERTIBLE BONDS – 18.4% (Continued)

Real Estate – 1.9%
Zillow Group
2.750%, 05/15/2025	$521,000	$546,529
Total Convertible Bonds
(Cost $5,136,768)		5,195,642

	Shares
EXCHANGE TRADED FUND – 0.9%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $270,827)	3,030	253,461

SHORT-TERM INVESTMENT – 6.6%
First American Treasury Obligations Fund, Class X, 5.039%^
(Cost $1,860,658)	1,860,658	1,860,658
Total Investments – 100.8%
(Cost $21,800,819)		28,527,817
Other Assets and Liabilities, Net – (0.8)%		(225,001)
Total Net Assets – 100.0%		$28,302,816

*	Non-income producing security
^	The rate shown is the seven-day yield effective June 30, 2023.
#	Zero coupon bonds make no periodic interest payments, but are issued at discounts from par value.
ADR – American Depositary Receipt

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) and were developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2023

Opportunity Fund

Description	Shares	Value
COMMON STOCKS – 91.8%

Banks – 3.8%
Citigroup	44,845	$2,064,664
First Bancorp	146,790	1,793,774
Origin Bancorp	49,950	1,463,535
SouthState	19,125	1,258,425
Stellar Bancorp	77,509	1,774,181
		8,354,579
Communication Services – 1.3%
Alphabet, Inc. – Class A*	10,575	1,265,828
Alphabet, Inc. – Class C*	13,700	1,657,289
		2,923,117
Consumer Discretionary – 6.2%
Darden Restaurants	29,750	4,970,630
eBay	56,100	2,507,109
Expedia Group*	19,040	2,082,786
Home Depot	7,850	2,438,524
Noodles & Company*	218,900	739,882
Texas Roadhouse	8,600	965,608
		13,704,539
Consumer Staples – 7.8%
Campbell Soup	62,200	2,843,162
Church & Dwight	51,900	5,201,937
Colgate-Palmolive	45,830	3,530,743
Hostess Brands*	51,275	1,298,283
Mondelez International, Class A	59,500	4,339,930
		17,214,055
Diversified Financial Services – 3.9%
CBOE Global Markets	21,800	3,008,618
Federated Hermes, Class B	88,025	3,155,696
Fidelity National Information Services	42,525	2,326,118
		8,490,432
Energy – 5.3%
Devon Energy	40,150	1,940,851
Hess	13,700	1,862,515
Pioneer Natural Resources	21,197	4,391,594

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2023

Opportunity Fund

Description	Shares	Value
COMMON STOCKS – 91.8% (Continued)

Energy – 5.3% (Continued)
Schlumberger	28,100	$1,380,272
Suncor Energy	73,100	2,143,292
		11,718,524
Healthcare – 10.8%
Abbott Laboratories	28,300	3,085,266
Cigna	10,505	2,947,703
Dentsply Sirona	73,900	2,957,478
Henry Schein*	34,500	2,797,950
Medtronic	56,000	4,933,600
Merck & Co.	35,598	4,107,653
Pfizer	78,725	2,887,633
		23,717,283
Industrials – 18.3%
Carrier Global Corp.	87,675	4,358,324
Curtiss-Wright	43,425	7,975,435
Eaton	8,070	1,622,877
Fortune Brands Innovations	17,925	1,289,704
Leidos Holdings	55,440	4,905,331
Moog	36,550	3,963,117
Otis Worldwide	43,875	3,905,314
Pentair	69,400	4,483,240
Sensata Technologies Holding	92,100	4,143,579
V2X*	70,000	3,469,200
		40,116,121
Information Technology – 5.8%
Littelfuse	26,130	7,611,930
Trimble*	49,555	2,623,442
Zebra Technologies – Class A*	8,185	2,421,369
		12,656,741
Insurance Brokers – 5.4%
Arthur J. Gallagher & Co.	27,200	5,972,304
Brown & Brown	84,950	5,847,958
		11,820,262

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2023

Opportunity Fund

Description	Shares	Value
COMMON STOCKS – 91.8% (Continued)

Life & Health Insurance – 6.7%
Globe Life	59,250	$6,494,985
Primerica	30,050	5,942,688
Voya Financial	30,600	2,194,326
		14,631,999
Materials – 5.2%
Axalta Coating Systems*	114,800	3,766,588
Newmont Goldcorp	59,600	2,542,536
PPG Industries	26,295	3,899,548
Victoria Gold*	192,036	1,119,570
		11,328,242
Property & Casualty Insurance – 6.8%
Fairfax Financial Holdings	6,140	4,598,241
Fidelis Insurance Holdings*	123,500	1,685,775
Markel*	2,050	2,835,519
W.R. Berkley	57,020	3,396,111
White Mountains Insurance Group	1,744	2,422,259
		14,937,905
Real Estate – 1.7%
Howard Hughes*	45,950	3,626,374
Reinsurance – 2.8%
Everest Re Group	12,550	4,290,343
RenaissanceRe Holdings	9,510	1,773,805
		6,064,148
Total Common Stocks
(Cost $147,130,122)		201,304,321

EXCHANGE TRADED FUND – 1.0%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $2,175,548)	25,340	2,119,691

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2023

Opportunity Fund

Description	Shares	Value
SHORT-TERM INVESTMENT – 7.9%
First American Treasury Obligations Fund, Class X, 5.039%^
(Cost $17,421,610)	17,421,610	$17,421,610
Total Investments – 100.7%
(Cost $166,727,280)		220,845,622
Other Assets and Liabilities, Net – (0.7)%		(1,609,498)
Total Net Assets – 100.0%		$219,236,124

*	Non-income producing security
^	The rate shown is the seven-day yield effective June 30, 2023.

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) and were developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $21,800,819 and $166,727,280 respectively)	$28,527,817	$220,845,622
Receivable for dividends and interest	35,434	212,457
Receivable for capital shares sold	100	132,388
Prepaid expenses	12,371	18,091
Total assets	28,575,722	221,208,558

LIABILITIES:
Payable for investments purchased	224,000	1,729,000
Payable to Investment Adviser, net	12,026	152,546
Payable for administration fees	3,137	29,664
Payable for audit & tax fees	27,669	27,669
Payable for capital shares redeemed	—	138
Accrued distribution fees	722	10,924
Accrued expenses and other liabilities	5,352	22,493
Total liabilities	272,906	1,972,434

NET ASSETS	$28,302,816	$219,236,124

COMPOSITION OF NET ASSETS:
Portfolio capital	$20,727,729	$163,895,780
Total distributable earnings	7,575,087	55,340,344
Total net assets	$28,302,816	$219,236,124

CAPITAL STOCK, $0.001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,399,858	9,073,292

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$20.22	$24.16

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2023

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$80,446	$349,790
Dividend income	203,321	1,759,319
Less: Foreign taxes withheld	(3,539)	(22,523)
Total investment income	280,228	2,086,586

EXPENSES:
Investment advisory fees	138,149	1,063,431
Audit & tax fees	24,548	24,548
Administration fees	19,401	109,876
Registration fees	12,340	18,495
Compliance expenses	11,584	10,891
Transfer agent fees	10,707	24,753
Legal fees	7,104	60,552
Distribution fees	3,688	83,621
Other expenses	3,655	12,057
Directors’ fees	3,357	26,335
Custodian fees	3,124	7,665
Fund accounting fees	1,794	2,518
Postage and printing fees	284	3,642
Total expenses	239,735	1,448,384
Less: Fee waivers	(67,049)	(119,095)
Total net expenses	172,686	1,329,289
NET INVESTMENT INCOME	107,542	757,297

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments	696,871	(316,891)
Net change in unrealized
appreciation/depreciation of investments	527,682	8,937,982
Net gain on investments	1,224,553	8,621,091
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,332,095	$9,378,388

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
OPERATIONS:
Net investment income	$107,542	$159,261
Net realized gain on investments	696,871	1,084,861
Net change in unrealized appreciation/
depreciation of investments	527,682	(2,427,505)
Net increase (decrease) resulting from operations	1,332,095	(1,183,383)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	515,263	739,594
Proceeds from reinvestment of distributions	—	1,502,026
Payments for shares redeemed	(994,528)	(1,888,568)
Redemption fees	5,250	—
Net increase (decrease) from capital share transactions	(474,015)	353,052

DISTRIBUTIONS PAID TO SHAREHOLDERS	—	(1,563,757)

TOTAL INCREASE (DECREASE) IN NET ASSETS	858,080	(2,394,088)

NET ASSETS:
Beginning of period	27,444,736	29,838,824
End of period	$28,302,816	$27,444,736

TRANSACTIONS IN SHARES:
Shares sold	26,754	36,114
Shares issued in reinvestment of distributions	—	74,914
Shares redeemed	(50,256)	(91,044)
Net increase (decrease)	(23,502)	19,984

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
OPERATIONS:
Net investment income	$757,297	$1,478,901
Net realized gain (loss) on investments	(316,891)	6,742,021
Net change in unrealized appreciation/
depreciation of investments	8,937,982	(23,067,084)
Net increase (decrease) resulting from operations	9,378,388	(14,846,162)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,856,974	23,652,634
Proceeds from reinvestment of distributions	—	7,679,303
Payments for shares redeemed	(9,586,561)	(38,656,260)
Redemption fees	3	785
Net decrease from capital share transactions	(729,584)	(7,323,538)

DISTRIBUTIONS PAID TO SHAREHOLDERS	—	(8,373,387)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,648,804	(30,543,087)

NET ASSETS:
Beginning of period	210,587,320	241,130,407
End of period	$219,236,124	$210,587,320

TRANSACTIONS IN SHARES:
Shares sold	370,976	978,935
Shares issued in reinvestment of distributions	—	317,458
Shares redeemed	(397,300)	(1,606,706)
Net decrease	(26,324)	(310,313)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2023	Year Ended December 31,
	(unaudited)	2022	2021	2020	2019	2018
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$19.28	$21.26	$19.60	$18.80	$16.34	$17.63

OPERATIONS:
Net investment income	0.08	0.11	0.09	0.12	0.14	0.12
Net realized and unrealized
gain (loss) on investments	0.86	(0.93)	4.32	1.07	3.47	(0.67)
Total from operations	0.94	(0.82)	4.41	1.19	3.61	(0.55)

LESS DISTRIBUTIONS:
From net investment income	—	(0.11)	(0.20)	(0.02)	(0.12)	(0.12)
From net realized gains	—	(1.05)	(2.55)	(0.37)	(1.03)	(0.62)
Total distributions	—	(1.16)	(2.75)	(0.39)	(1.15)	(0.74)

NET ASSET VALUE:
End of period	$20.22	$19.28	$21.26	$19.60	$18.80	$16.34

TOTAL RETURN(1)	4.88%	(4.07)%	23.25%	6.40%	22.33%	(3.07)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$28,303	$27,445	$29,839	$26,163	$29,371	$25,179
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.74%	1.76%	1.78%	2.00%	1.95%	1.97%
After expense reimbursement(2)	1.25%	1.25%	1.25%	1.25%	1.29%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(2)	0.29%	0.07%	(0.17)%	(0.09)%	0.08%	(0.00)%
After expense reimbursement(2)	0.78%	0.58%	0.36%	0.66%	0.74%	0.67%
Portfolio turnover rate(1)	25%	33%	32%	40%	25%	28%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2023	Year Ended December 31,
	(unaudited)	2022	2021	2020	2019	2018
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$23.14	$25.63	$22.78	$22.18	$18.47	$20.85

OPERATIONS:
Net investment income	0.08	0.17	0.11	0.13	0.23	0.19
Net realized and unrealized
gain (loss) on investments	0.94	(1.71)	4.99	1.06	4.49	(1.11)
Total from operations	1.02	(1.54)	5.10	1.19	4.72	(0.92)

LESS DISTRIBUTIONS:
From net investment income	—	(0.17)	(0.10)	(0.17)	(0.23)	(0.19)
From net realized gains	—	(0.78)	(2.15)	(0.42)	(0.78)	(1.27)
Total distributions	—	(0.95)	(2.25)	(0.59)	(1.01)	(1.46)

NET ASSET VALUE:
End of period	$24.16	$23.14	$25.63	$22.78	$22.18	$18.47

TOTAL RETURN(1)	4.41%	(6.20)%	22.88%	5.43%	25.73%	(4.38)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$219,236	$210,587	$241,130	$224,011	$142,685	$114,251
Ratios of expenses to average net assets:
Before expense reimbursement(2)	1.36%	1.34%	1.34%	1.39%	1.50%	1.53%
After expense reimbursement(2)	1.25%	1.25%	1.25%	1.25%	1.29%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.60%	0.58%	0.28%	0.63%	0.85%	0.66%
After expense reimbursement(2)	0.71%	0.67%	0.37%	0.77%	1.06%	0.89%
Portfolio turnover rate(1)	19%	44%	29%	52%	27%	39%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2023
1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share. Exchange Traded Funds (“ETFs”) are valued at the closing exchange price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Funds’ board of directors (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share. These types of securities are generally categorized in Level 2 or Level 3 of the fair value hierarchy. As of and for the six months ended June 30, 2023, the Funds did not hold investments in Level 3 securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2023 each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$21,218,056	$—	$—	$21,218,056
Convertible Bonds	—	5,195,642	—	5,195,642
Exchange Traded Fund	253,461	—	—	253,461
Short-Term Investment	1,860,658	—	—	1,860,658
Total Investments	$23,332,175	$5,195,642	$—	$28,527,817

	Level 1	Level 2	Level 3	Total
Opportunity Fund
Common Stocks	$201,304,321	$—	$—	$201,304,321
Exchange Traded Fund	2,119,691	—	—	2,119,691
Short-Term Investment	17,421,610	—	—	17,421,610
Total Investments	$220,845,622	$—	$—	$220,845,622

Refer to each Fund’s Schedule of Investments for further sector breakout.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for six months ended June 30, 2023, the Funds held no derivative instruments.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All net short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses, if any, are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board. As of June 30, 2023, the Board has deemed all Rule 144A securities held within the Capital Appreciation Fund to be liquid. At June 30, 2023, the Funds had no investments in illiquid securities and no restricted securities other than Rule 144A securities. Refer to the Schedule of Investments for further detail.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis. Shareholders may be subject to a redemption fee equal to 2% of the amount redeemed if Funds’ shares are sold within 60 days or less following the date of their purchase.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

Subsequent Events – Management of the Funds has evaluated Fund related events and transactions that occurred subsequent to June 30, 2023, through the date of issuance of the Funds’ financial statements.  There were no  events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS, DISTRIBUTABLE EARNINGS, AND DISTRIBUTIONS PAID

During the six months ended June 30, 2023, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales
Capital Appreciation Fund	$6,692,395	$7,106,184
Opportunity Fund	37,758,164	44,904,634

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2022, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Appreciation/	Income
	Appreciation	Depreciation	(Depreciation)	Tax Cost
Capital Appreciation Fund	$6,819,022	$(654,814)	$6,164,208	$21,213,699
Opportunity Fund	51,048,690	(6,125,055)	44,923,635	165,805,399

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

At December 31, 2022, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
	Income	Capital Gains	Losses	Appreciation	Earnings
Capital Appreciation Fund	$7,928	$70,856	$—	$6,164,208	$6,242,992
Opportunity Fund	7,376	1,030,945	—	44,923,635	45,961,956

As of December 31, 2022, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund and the Opportunity Fund did not defer any late year losses.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

The tax character of distributions paid during the fiscal year ended December 31, 2022 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total
Capital Appreciation Fund	$150,299	$1,413,458	$1,563,757
Opportunity Fund	1,469,012	6,904,375	8,373,387

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Investment Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Investment Adviser is entitled to receive an investment advisory fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to each Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its investment advisory fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.25% of its average daily net assets. Fees waived and expenses reimbursed by the Investment Adviser may be recouped by the Investment Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of June 30, 2023, the Investment Adviser did not recoup any previously waived fees or reimbursed expenses.  The Fee Waiver and Expense Limitation Agreement will be in effect through at least September 30, 2024.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/23	$181,184	$220,158
12/31/24	147,451	202,416
12/31/25	140,905	208,540
12/31/26	67,049	119,095
Total	$536,589	$750,209

As of June 30, 2023, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”) serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

distribution and shareholder services expenses.  During the six months ended June 30, 2023, the Capital Appreciation Fund and Opportunity Fund incurred expenses of $3,688 and $83,621 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
June 30, 2023
AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov.  The Funds’ Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)*                     /s/ John D. Gillespie
John D. Gillespie, President

Date:   August 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John D. Gillespie
John D. Gillespie, President

Date:  August 29, 2023

By (Signature and Title)*                    /s/ Peter N. Perugini, Jr.
Peter N. Perugini, Jr., Treasurer

Date:  August 29, 2023